Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Money Market Fund

Supplement dated May 31, 2024

to Currently Effective Prospectuses

and Statement of Additional Information

Effective immediately, Vincent Ahn will no longer serve as Executive Vice President and Co-Portfolio Manager of Janus Henderson Government Money Market Fund and Janus Henderson Money Market Fund (together, the “Funds”). Accordingly, all references to Mr. Ahn serving in those capacities are removed from the Funds’ prospectuses and statement of additional information. Garrett Strum will continue to serve as Executive Vice President and Portfolio Manager of the Funds.

Please retain this Supplement with your records.